EXHIBIT 25.2

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

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                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                          13-5160382
(State of incorporation                           (I.R.S. employer
if not a U.S. national bank)                      identification no.)

One Wall Street, New York, N.Y.                   10286
(Address of principal executive offices)          (Zip code)

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                              COMCAST CORPORATION
                      (formerly AT&T Comcast Corporation)
              (Exact name of obligor as specified in its charter)

Pennsylvania                                      27-0000798
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                       COMCAST CABLE COMMUNICATIONS, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                          23-2175755
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)


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                  COMCAST CABLE COMMUNICATIONS HOLDINGS, INC.
                        (formerly AT&T Broadband Corp.)
              (Exact name of obligor as specified in its charter)

Delaware                                          04-3592397
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                          COMCAST CABLE HOLDINGS, LLC
                         (formerly AT&T Broadband, LLC)
              (Exact name of obligor as specified in its charter)

Delaware                                          84-1260157
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                             COMCAST MO GROUP, INC.
                        (formerly MediaOne Group, Inc.)
              (Exact name of obligor as specified in its charter)

Delaware                                          84-0926774
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

1500 Market Street
Philadelphia, Pennsylvania                        19102
(Address of principal executive offices)          (Zip code)

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                          Subordinated Debt Securities
                      (Title of the indenture securities)

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1.   General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                  Address
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      Superintendent of Banks of the State      2 Rector Street, New York, N.Y.
      of New York                               10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y.
                                                10045

      Federal Deposit Insurance Corporation     Washington, D.C. 20429

      New York Clearing House Association       New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


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                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 9th day of December, 2002.


                                                  THE BANK OF NEW YORK


                                             By:  /s/  MARY LAGUMINA
                                                --------------------------------
                                             Name:  MARY LAGUMINA
                                             Title: VICE PRESIDENT



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